UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

November 2, 2020 (Item 1.01); and November 16, 2020 (All other Items)

 Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Longroot Acquisition

On November 2, 2020, Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), entered into a Stock Purchase Agreement (the “SPA”) with Dr. Jason Morton (“Morton”), and for certain limited purposes set forth therein, Longroot, Inc., a Delaware corporation (“Longroot”). Pursuant to the SPA, Morton agreed to sell, and the Company agreed to purchase, 100% of Longroot, which as of the closing date of such SPA owned 57% of the issued and outstanding capital stock of Longroot Limited, a Cayman Islands company (“Longroot Limited”). Longroot Limited is the controlling shareholder of Longroot Holding (Thailand) Limited and Longroot (Thailand) Limited (“Longroot Thailand”). Longroot Thailand operates an initial coin offering portal in Thailand, which provides certain financial services for digital assets, which are regulated by the Securities and Exchange Commission of Thailand, and has its headquarters in Bangkok, Thailand.

Pursuant to the SPA, which was subject to customary closing conditions, and which closed on November 16, 2020, the Company agreed to (a) pay Morton $1,800,000 in cash; and (b) to issue Morton 200,000 shares of restricted common stock (the “Longroot Shares”) in consideration for 100% of Longroot. A total of $100,000 was paid as a non-refundable deposit towards the purchase of Longroot on October 15, 2020, and a total of $700,000 was paid at the closing on November 16, 2020, along with the issuance of the Longroot Shares. The funds paid for the purchase of Longroot came from loans made by HotPlay Enterprise Limited (“HotPlay”), which, along with its stockholders, are party to a Share Exchange Agreement, as amended, with the Company, which has not closed to date, and pursuant to which HotPlay is required to make periodic advances to the Company through the closing date of the Share Exchange Agreement, as previously disclosed and funds borrowed under the Revolving Monaco Trust Note (defined and discussed below). Additionally, prior to the closing, the Company advanced a separate $400,000 to Longroot which was used for working capital prior to closing which brought the purchase price to a total of $2.2 million.

The remaining $900,000 owed to Morton pursuant to the terms of the SPA (the “Remaining Cash Payments”) are payable in three installments of $300,000 each, due on or prior to (i) December 16, 2020 (30 days after the closing); (ii) March 16, 2020 (120 days after the closing); and (iii) April 15, 2021 (150 days after the closing). Pursuant to the SPA, Morton has the option to elect to receive any or all of the Remaining Cash Payments in shares of common stock of the Company, with such number of shares issuable based on a Company stock price of $3.00 per share. In order to exercise such right, Morton has to provide the Company notice no later than 5 days prior to the applicable due date of such applicable Remaining Cash Payment(s). In the event we fail to pay any of the Remaining Cash Payments when due, the amount not timely paid will bear interest at the rate of 7% per annum, until paid in full.

Pursuant to the SPA, Morton agreed not to compete for a period of two years following the closing date, in connection with the operation of an initial coin offering portal in Thailand, subject to customary exceptions. The SPA also contains an indemnification obligation whereby the Company agreed to indemnify and hold Morton harmless against any claims made by Axion Ventures, Inc. or any of its shareholders, directors, officers, agents or representatives against Morton in connection with the SPA or the Company’s purchase of Longroot.

The Company provided Morton demand registration rights in connection with shares of restricted common stock of the Company held by Morton, provided that Morton is not authorized to request more than one demand registration in any 12-month period. In the event such demand registration right is exercised, the Company has 60 days to file a registration statement to register the shares demanded to be registered and is required to use commercially reasonable best efforts thereafter to gain effectiveness of such registration statement, with all fees being paid for by the Company. The demand registration right has no expiration date.

The Company hopes that the access to Longroot Limited’s technology and digital asset capabilities will enable the Company to offer new financing mechanisms and participation options, including in wholesale travel, gaming and digital advertising.

The acquisition of Longroot was completed in conjunction with the Company’s earlier announced acquisition of a 33% equity stake in Axion Ventures, Inc., which currently owns a minority interest in Longroot.

The foregoing description of the SPA above is subject to and qualified in its entirety by, the full text of the SPA, attached as Exhibit 2.1 hereto, which is incorporated in this Item 1.01 by reference in its entirety.

Amendment to Revolving Monaco Trust Note

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019, on December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”).

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default). The Revolving Monaco Trust Note contains standard and customary events of default.

On January 29, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2020, the Company entered into a first amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such note from February 1, 2020 to April 1, 2020 (the “First Note Amendment”). No other changes were made to such note as a result of such amendment.

On March 27, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2020, the Company entered into a second amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to December 1, 2020 (the “Second Note Amendment”). No other changes were made to such note as a result of such amendment.

On November 6, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021 (the “Third Note Amendment”). No other changes were made to such note as a result of such amendment.

On November 16, 2020, the Company entered into a fourth amendment to the Revolving Trust Note with the Monaco Trust, to increase the amount available under such Revolving Monaco Trust Note to $2,800,000 (the “Fourth Note Amendment”). No other changes were made to such note as a result of such amendment.

The foregoing description of the Revolving Monaco Trust Note, as amended, is not complete and is qualified in its entirety by reference to the full texts of such notes and the amendments thereof, incorporated by reference as Exhibit 10.1, 10.2, 10.3, 10.4 and attached as 10.5, respectively, to this Current Report on Form 8-K, and incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information and disclosures in Item 1.01 above relating to the SPA and the Company’s acquisition of Longroot, and the related documents, agreements and disclosures associated therewith, are incorporated by reference in this Item 2.01 in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above under the heading “Longroot Acquisition”, including the disclosures regarding the Company’s requirement to make the Remaining Cash Payments is incorporated by reference in this Item 2.03 in its entirety.

The information in Item 1.01 above under the heading “Amendment to Revolving Monaco Trust Note” regarding the Fourth Note Amendment and the terms of the Revolving Monaco Trust Note is incorporated by reference in this Item 2.03 in its entirety.

On November 16, 2020, the Company borrowed $765,000 from the Monaco Trust under the Revolving Monaco Trust Note.

As of the date of this Report, the Revolving Monaco Trust Note has a principal balance of $2,800,000 and as such, no further amounts can be accessed by the Company under such note.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the SPA, as discussed in Item 1.01, above, the Company issued 200,000 shares of restricted common stock to Morton. The Company also agreed to pay the $900,000 of Remaining Cash Payments to Morton pursuant to the SPA, which, at the option of Morton, are payable in shares of the Company’s common stock (at the rate of $3.00 per share)(the “Remaining Cash Payment Shares”).

We claim an exemption from registration for the issuances described above (and plan to claim an exemption for any issuance of Remaining Cash Payment Shares) pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since: the foregoing issuances did not/will not involve a public offering, the recipient is (a) an “accredited investor”; and/or (b) had/will have access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The maximum number of shares of common stock issuable at the option of Morton in connection with Morton’s option to receive Remaining Cash Payment Shares in lieu of the Remaining Cash Payments, is 300,000 shares of common stock of the Company ($900,000 divided by $3.00 per share).

Item 7.01 Regulation FD Disclosure.

On November 19, 2020, the Company filed a press release announcing the acquisition of Longroot. A copy of the press release is included herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 (i) are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On November 2, 2020, the Company received a redemption notice from Iliad Research and Trading, L.P. (“Iliad”), pursuant to the terms of that certain Secured Promissory Note which the Company issued to Iliad on April 3, 2020 (the “Iliad Note”). The Company paid the $200,000 on November 3, 2020. As of the date of this Report the Iliad Note as a balance of approximately $190,000 when including principal and interest thereon.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The financial statements of Longroot, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

Pro forma financial information relative to acquisition of Longroot, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*	Stock Purchase Agreement dated November 2, 2020, by and between Dr. Jason Morton (seller), Monaker Group, Inc. (purchaser), and Longroot, Inc., for certain limited purposes
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)
10.4	Third Amendment to Amended and Restated Promissory Note dated November 6, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.5 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on November 6, 2020, and incorporated herein by reference)(File No. 001-38402)
10.5*	Fourth Amendment to Amended and Restated Promissory Note dated November 16, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
99.1**	Press release dated November 19, 2020

* Filed herewith.

** Furnished herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay Share Exchange Agreement, as amended (the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”), if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the stockholders of HotPlay (the “HotPlay Stockholders”) or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay Exchange Agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay Exchange Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay Exchange Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay Exchange Agreement; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay Share Exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay Share Exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay Share Exchange ; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay Share Exchange; the continued availability of capital and financing following the HotPlay Share Exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay Share Exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay Share Exchange, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the HotPlay Share Exchange and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals and the issuance of shares of common stock upon the conversion of shares of preferred stock issued in connection with the previously announced acquisition of a 33% interest in Axion Ventures, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AND THE PROPOSED HOTPLAY SHARE EXCHANGE, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email, or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay Exchange Agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay Exchange Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: November 19, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Stock Purchase Agreement dated November 2, 2020, by and between Dr. Jason Morton (seller), Monaker Group, Inc. (purchaser), and Longroot, Inc., for certain limited purposes
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)
10.4	Third Amendment to Amended and Restated Promissory Note dated November 6, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.5 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on November 6, 2020, and incorporated herein by reference)(File No. 001-38402)
10.5*	Fourth Amendment to Amended and Restated Promissory Note dated November 6, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
99.1**	Press release dated November 19, 2020

* Filed herewith.

** Furnished herewith.